                                                                    Exhibit 24.1

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date
---------                              -----               ----



    /s/ Joseph J. Carr                 Director            March 3, 1997
-------------------------                                  -----------------
(Joseph J. Carr)



-------------------------              Director            -----------------
(Kirby L. Cramer)



-------------------------              Director            -----------------
(Robert A. Essner)



-------------------------              Director            -----------------
(Richard L. Jackson)



-------------------------              Director            -----------------
(John E. Lyons)



-------------------------              Director            -----------------
(Edith W. Martin)

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date
---------                              -----               ----



-------------------------              Director            -----------------
(Joseph J. Carr)



    /s/ Kirby L. Cramer                Director            March 7, 1997
-------------------------                                  -----------------
(Kirby L. Cramer)



-------------------------              Director            -----------------
(Robert A. Essner)



-------------------------              Director            -----------------
(Richard L. Jackson)



-------------------------              Director            -----------------
(John E. Lyons)



-------------------------              Director            -----------------
(Edith W. Martin)

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date




-------------------------              Director            -----------------
(Joseph J. Carr)



-------------------------              Director            -----------------
(Kirby L. Cramer)


    /s/ Robert A. Essner               Director            March 4, 1997
-------------------------                                  -----------------
(Robert A. Essner)



-------------------------              Director            -----------------
(Richard L. Jackson)



-------------------------              Director            -----------------
(John E. Lyons)



-------------------------              Director            -----------------
(Edith W. Martin)

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date



-------------------------              Director            -----------------
(Joseph J. Carr)



-------------------------              Director            -----------------
(Kirby L. Cramer)



-------------------------              Director            -----------------
(Robert A. Essner)


   /s/ Richard L. Jackson              Director            March 4, 1997
-------------------------                                  -----------------
(Richard L. Jackson)



-------------------------              Director            -----------------
(John E. Lyons)



-------------------------              Director            -----------------
(Edith W. Martin)

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date



-------------------------              Director            -----------------
(Joseph J. Carr)



-------------------------              Director            -----------------
(Kirby L. Cramer)



-------------------------              Director            -----------------
(Robert A. Essner)



-------------------------              Director            -----------------
(Richard L. Jackson)


    /s/ John E. Lyons                  Director            March 3, 1997
-------------------------                                  -----------------
(John E. Lyons)



-------------------------              Director            -----------------
(Edith W. Martin)

                                  POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS that the individuals whose signatures appear below, in their capacities as officers and directors of Immunex Corporation (the "Company"), hereby constitute and appoint Douglas G. Southern their true and lawful attorney-in-fact, with full power of substitution, to sign on behalf of the undersigned the Company's Annual Report on Form 10-K for the 1996 fiscal year pursuant to Section 13 of the Securities and Exchange Act of 1934 and to file the same, with exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each of the undersigned does hereby ratify and confirm all that such attorney-in-fact may do or cause to be done by virtue hereof.


Signature                              Title               Date



-------------------------              Director            -----------------
(Joseph J. Carr)



-------------------------              Director            -----------------
(Kirby L. Cramer)



-------------------------              Director            -----------------
(Robert A. Essner)



-------------------------              Director            -----------------
(Richard L. Jackson)



-------------------------              Director            -----------------
(John E. Lyons)


    /s/ Edith W. Martin                Director            February 27, 1997
(Edith W. Martin)